UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2024 (December 4, 2024)

HOLLEY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39599	87-1727560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 Nashville Road, Suite B1, Bowling Green, KY	42101
(Address of principal executive offices)	(Zip Code)

(270) 782-2900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HLLY	New York Stock Exchange
Warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	HLLY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

On December 4, 2024, Holley Inc. (the “Company”), certain subsidiaries of the Company, the revolving credit lenders party thereto and Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent for the lenders, entered into an amendment (the “Fourth Amendment”) to that certain Credit Agreement, dated as of November 18, 2021, by and among the Company, Wells Fargo, as administrative agent, collateral agent, letter of credit issuer and swing line lender, and the other lenders from time to time party thereto (the “Credit Agreement”).

The Fourth Amendment amends certain terms and conditions of the Credit Agreement, including the following:

i. ii.
Extends the revolver maturity date to November 18, 2029 (which date may occur earlier if the maturity date of our existing terms loans is not extended, as more particularly described in the Fourth Amendment),
Reduces the revolving credit facility from $125,000 to $100,000, and

iii.	Permits our total leverage ratio for the benefit of the revolving credit lenders to be tested only for fiscal quarters in which there are outstanding revolving credit loans on the last day of such fiscal quarter.

The foregoing description of the Fourth Amendment is not intended to be complete and is qualified in its entirety by reference to the Fourth Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this "Report") and is incorporated by reference herein.

Item 9.01

(d) Exhibits

Exhibit No.	Description
10.1†	Amendment No. 4 to Credit Agreement, dated as of December 4, 2024, by and among Holley Inc. and certain of its subsidiaries, as the Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and other lender parties thereto.

99.1	Press release dated December 5, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLEY INC.

By:	/s/ Jesse Weaver
Name: Jesse Weaver
Title: Chief Financial Officer

Date: December 5, 2024